UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2015

STEVIA FIRST CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5225 Carlson Rd. Yuba City, California	95993
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 231-7800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 5, 2015, Stevia First Corporation (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with the purchasers identified therein (collectively, the “Purchasers”) providing for the issuance and sale by the Company to the Purchasers, in a private placement, of an aggregate of 5,000,002 shares of the Company’s common stock (collectively, the “Shares”) and Series A Warrants to purchase up to an aggregate of 5,000,002 shares of the Company’s common stock, Series B Warrants to purchase up to an aggregate of 5,000,002 shares of the Company’s common stock, and Series C Warrants to purchase up to an aggregate of 2,500,001 shares of the Company’s common stock (the Series A Warrants, the Series B Warrants and the Series C Warrants, collectively, the “Warrants”, and the shares issuable upon exercise of the Warrants, collectively, the “Warrant Shares”), at a price of $0.30 per Share (the “Offering”). After deducting for fees and expenses, the aggregate net proceeds to the Company from the sale of the Shares and Warrants are expected to be approximately $1,325,000.

Pursuant to the terms of the Securities Purchase Agreement, at the closing of the Offering each Purchaser will be issued shares of the Company’s common stock together with a Series A Warrant, a Series B Warrant and a Series C Warrant. Each Series A Warrant will entitle the Purchaser to acquire up to a number of shares of the Company’s common stock equal to 100% of the Shares purchased by the Purchaser under the Securities Purchase Agreement, will have an exercise price of $0.45 per share, will be immediately exercisable, and will expire on the five year anniversary of the date of issuance. Each Series B Warrant will entitle the Purchaser to acquire up to a number of shares of the Company’s common stock equal to 100% of the Shares purchased by the Purchaser under the Securities Purchase Agreement, will have an exercise price of $0.35 per share, will be immediately exercisable, and will expire on the nine month anniversary of the date of issuance. Each Series C Warrant will entitle the Purchaser to acquire up to a number of shares of the Company’s common stock equal to 50% of the Shares purchased by the Purchaser under the Securities Purchase Agreement, will have an exercise price of $0.40 per share, will be immediately exercisable, and will expire on the one year month anniversary of the date of issuance. The exercise price of the Series A Warrants is subject to adjustment for subsequent equity sales by the Company, and all of the Warrants are subject to adjustment for stock dividends and splits, subsequent rights offerings and pro rata distributions to the Company’s common stockholders. The exercisability of the Warrants may be limited if, upon exercise, the holder or any of its affiliates would beneficially own more than either 9.99% or 4.99%, at the option of such holder, of the Company’s common stock.

As a condition to the closing of the Offering, the Company will enter into a Registration Rights Agreement with the Purchasers (the “Registration Rights Agreement”), pursuant to which the Company is obligated to file with the Securities and Exchange Commission one or more registration statements to register the Shares and Warrant Shares for resale under the Securities Act of 1933, as amended (the “Securities Act”). The initial such registration statement must be filed with the Securities and Exchange Commission within 45 days after the closing of the Offering. The Company’s failure to satisfy certain filing and effectiveness deadlines and other requirements set forth in the Registration Rights Agreement may subject the Company to certain monetary damages.

The Company expects the Offering to close on or about May 11, 2015. The closing of the Offering and the issuance and sale of any of the Shares and Warrants therein is subject to the satisfaction of certain customary closing conditions.

On May 6, 2015, the Company issued a press release announcing the Offering, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Placement Agent Agreement

Pursuant to a placement agent agreement dated May 5, 2015 (the “Placement Agent Agreement”), H.C. Wainwright & Co., LLC (“H.C. Wainwright”) agreed to act as the Company’s exclusive placement agent in connection with the Offering. Pursuant to the Placement Agent Agreement, the Company agreed to pay H.C. Wainwright a cash fee equal to 10% of the gross proceeds of the Offering (8% of the gross proceeds received by the Company upon exercise of the Series B Warrants and the Series C Warrants), as well as a non-accountable expense allowance equal to $25,000. In addition, the Company agreed to issue to H.C. Wainwright at the closing of the Offering warrants to purchase up to 8% of the aggregate number of shares of the Company’s common stock that is sold in the Offering, or 400,000 shares (the “Placement Agent Warrants”). The Placement Agent Warrants will have substantially the same terms as the Series A Warrants to be issued to the Purchasers, except that the exercise price will be $0.375 per share.

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The foregoing description of the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants and the Placement Agent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each document. Copies of the Securities Purchase Agreement, the Registration Rights Agreement, the Form of Series A/B/C Common Stock Purchase Warrant and the Placement Agent Agreement are attached to this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and each is incorporated herein by reference. The Securities Purchase Agreement and the Placement Agent Agreement have been included to provide investors with information regarding their terms, but they are not intended to provide other factual information about the Company. Such agreements contains representations and warranties that the Company has made to the Purchasers and the Placement Agent, which may be qualified by information in confidential disclosure schedules provided by the Company to the Purchasers or the Placement Agent that modify and create exceptions to those representations and warranties. Investors should not rely on the representations and warranties made by the Company in the Securities Purchase Agreement or the Placement Agent Agreement as characterizations of the actual state of facts at the time they were made or otherwise.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

The issuance and sale of the Shares, the Warrants and the Warrant Shares (collectively, the “Securities”) have not been registered under the Securities Act and the Securities have been sold and will be issued in reliance on exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder based on the following facts: each of the Purchasers has represented that it is an accredited investor as defined in Regulation D and that it is acquiring the Securities for its own account and not with a view to or for distributing or reselling the Securities and that it has sufficient investment experience to evaluate the risks of the investment; the Company used no advertising or general solicitation in connection with the issuance and sale of the Securities; and the Securities will be issued as restricted securities.

The Placement Agent Warrants and the shares of the Company’s common stock underlying the Placement Agent Warrants have not been registered under the Securities Act and have been sold and will be issued in reliance upon an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof in reliance on the following facts: such securities will be issued to one sophisticated institution with access to information about the Company; the Company used no advertising or general solicitation in connection with the issuance and sale of such securities; and such securities will be issued as restricted securities.

None of the Securities, the Placement Agent Warrants or the shares of the Company’s common stock underlying the Placement Agent Warrants may be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any such securities.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Form of Securities Purchase Agreement, dated May 5, 2015, by and among Stevia First Corp. and the Purchasers listed on the signature pages thereto
10.2	Form of Registration Rights Agreement
10.3	Form of Series A/B/C Common Stock Purchase Warrant
10.4	Form of Placement Agent Agreement, dated May 5, 2015, by and between Stevia First Corp. and H.C. Wainwright & Co., LLC
99.1	Press Release dated May 6, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEVIA FIRST CORP.

Dated: May 6, 2015	By:	/s/ Robert Brooke
Name: Robert Brooke
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description
10.1	Form of Securities Purchase Agreement, dated May 5, 2015, by and among Stevia First Corp. and the Purchasers listed on the signature pages thereto
10.2	Form of Registration Rights Agreement
10.3	Form of Series A/B/C Common Stock Purchase Warrant
10.4	Form of Placement Agent Agreement, dated May 5, 2015, by and between Stevia First Corp. and H.C. Wainwright & Co., LLC
99.1	Press Release dated May 6, 2015

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